MONTHLY SERVICER'S CERTIFICATE

                                  PEOPLE'S BANK

                     People's Bank Credit Card Master Trust

                    For the November 10, 1999 Determination Date

                      For the October 1999 Monthly Period

The undersigned, a duly authorized representative of People's Bank, as Servicer pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997, (as heretofore amended, supplemented or otherwise modified, the "Pooling and Servicing Agreement") by and between People's Bank and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement; provided, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered.
    This Certificate is delivered pursuant to subsection 3.4 (b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

2.  People's Bank is Servicer under the Pooling and Servicing Agreement.

3.  The undersigned is a Servicing Officer.

4. The date of this Certificate is November 10, 1999, which is a Determination Date under the Pooling and Servicing Agreement.

5.  The aggregate amount of Collections processed during the preceding
    Monthly Period (equal to 5(a) plus 5(b)) was equal to...$   404,163,486.14

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of
    Finance Charge Receivables") was equal to...............$    40,802,221.59

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of
    Principal Receivables") was equal to....................$   363,361,264.55

6.  The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to...................$ 3,019,241,321.10

7. Attached hereto is a true and correct copy of the statements required to be delivered by the Servicer on the date of this Certificate to the Paying Agent pursuant to Article V.

8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:
                  "NONE"

9. The amount by which the Aggregate Principal Receivables exceeds the Aggregate Principal Receivables required to be maintained pursuant to the
    Pooling and Servicing Agreement, is equal to............$  266,502,832.96

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th Day of November 1999.

PEOPLE'S BANK
Servicer

By : /s/Lisa Brooks
     Name:  Lisa Brooks
     Title: Vice President

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate

                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1995-1

                    For the November 10, 1999 Determination Date

                      For the October 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    56,503,271.54

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1995-1 was equal
    to......................................................$     4,998,607.90

    (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
    Receivables") allocated to Series 1995-1 was equal to...$    51,504,663.64

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1995-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1995-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    32,141,465.04

3.  (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1995-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$    27,142,857.14

   (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, will
   be.......................................................$    27,142,857.14

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1995-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1995-1 on the next succeeding Transfer
    Date is equal to........................................$       199,742.08

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next succeeding
    Transfer Date is equal to...............................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1995-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$     27,142,857.14
    Payable in respect of interest.........................$      1,572,419.64
    Total..................................................$     28,715,276.78

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$         99,135.42
    Total..................................................$         95,135.42


8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1996-1

                    For the November 10, 1999 Determination Date

                      For the October 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    57,288,176.92

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1996-1 was equal
    to......................................................$     5,783,513.28

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1996-1 was equal to....$    51,504,663.64

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1996-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1996-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     5,783,513.28

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1996-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1996-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Cash Collateral Account pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1996-1 on the next succeeding Transfer
    Date is equal to........................................$       231,106.60

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1996-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,813,343.92
    Total..................................................$      1,813,343.92

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        103,188.02
    Total..................................................$        103,188.02

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.

                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-1

                    For the November 10, 1999 Determination Date

                      For the October 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    71,610,221.13

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-1 was equal
    to......................................................$     7,229,391.58

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-1 was equal to....$    64,380,829.55

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     7,229,391.58

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-1 on the next succeeding Transfer
    Date is equal to........................................$       288,883.21

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      2,022,453.99
    Total..................................................$      2,022,453.99

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        166,419.14
    Total..................................................$        166,419.14

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        147,216.36
    Total..................................................$        147,216.36

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1997-2

                    For the November 10, 1999 Determination Date

                      For the October 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$    71,610,221.13

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1997-2 was equal
    to......................................................$     7,229,391.58

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1997-2 was equal to....$    64,380,829.55

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1997-2 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1997-2 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$     7,229,391.58

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1997-2, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1997-2 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1997-2 on the next succeeding Transfer
    Date is equal to........................................$       288,883.21

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1997-2 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      2,026,113.72
    Total..................................................$      2,026,113.72

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        166,709.77
    Total..................................................$        166,709.77

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        158,666.45
    Total..................................................$        158,666.45

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                       Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1998-1

                    For the November 10, 1999 Determination Date

                      For the October 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   57,288,176.87

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1998-1 was equal
    to......................................................$    5,783,513.24

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1998-1 was equal to....$   51,504,663.64

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1998-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1998-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    5,783,513.24

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1998-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1998-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1998-1 on the next succeeding Transfer
    Date is equal to........................................$       231,106.60

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1998-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,638,146.56
    Total..................................................$      1,638,146.56

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        133,600.31
    Total..................................................$        133,600.31

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        101,718.75
    Total..................................................$        101,718.75

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


                                                      Schedule  -  to Monthly
                                                       Servicer's Certificate
                                  PEOPLE'S BANK

             People's Bank Credit Card Master Trust, Series 1999-1

                    For the November 10, 1999 Determination Date

                      For the October 1999 Monthly Period

1.  The aggregate amount of Collections processed during the preceding Monthly
    Period (equal to 1(a) plus 1(b)) was equal to...........$   57,288,176.92

    (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (the "Collections of Finance Charge Receivables") allocated to Series 1999-1 was equal
    to......................................................$    5,783,513.28

   (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (the "Collections of Principal
   Receivables") allocated to Series 1999-1 was equal to....$   51,504,663.64

2. The aggregate amount of funds on deposit in the Series Accounts with respect to Series 1999-1 with respect to Collections processed during the preceding Monthly Period, and applicable to Series 1999-1 as of the Transfer Date relating to the preceding Monthly Period was equal
    to......................................................$    5,783,513.28

3. (a) The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed during the preceding Monthly Period and allocated to Series 1999-1, as of the end of the last day of the
    preceding Monthly Period was equal to...................$             0.00

    (b) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date,
    will be.................................................$             0.00

4. The aggregate amount of funds on deposit in the Collection Subaccount relating to Series 1999-1 as of the end of the last day of the preceding
    Monthly Period was equal to.............................$             0.00

5. The aggregate amount of withdrawals required to be made under the Enhancement pursuant to Section 4.6 on the Determination Date in
    the current calendar month is equal to..................$             0.00

6. (a) The aggregate amount of Recoveries to be deposited to the Collection Account and allocated to Series 1999-1 on the next succeeding Transfer
    Date is equal to........................................$       231,106.60

    (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the Excess Funding Account to be transferred from the Excess Funding Account to the Finance Charge Account on the next
    succeeding Transfer Date is equal to....................$             0.00

7. The sum of all amounts payable to the Investor Certificateholders of Series 1999-1 on the Distribution Date in the current Monthly Period is equal to:

    Class A Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$      1,657,925.21
    Total..................................................$      1,657,925.21

    Class B Certificateholders
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        149,489.97
    Total..................................................$        149,489.97

    Collateral Interest
    Payable in respect of principal........................$              0.00
    Payable in respect of interest.........................$        112,170.06
    Total..................................................$        112,170.06

 8.  No Series Pay Out Event or Trust Pay Out Event has occurred.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1995-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      56
Monthly Period Ended                                        October 31, 1999
Distribution Date                                          November 15, 1999
Determination Date                                         November 10, 1999
Number of Days in Period                                                  31

1.  Trust Activity Series 1995-1

    Beginning of Month - Aggregate Principal Receivables   2,821,967,867.65(1)

    Principal Collections on the Receivables                   363,361,264.55

    Finance Charge Collections on the Receivables               40,802,221.59

    Receivables in Defaulted Accounts                           14,681,533.59

    End of Month - Aggregate Principal Receivables           3,019,241,321.10

    Investor Interest Series 1995-1                            318,571,428.58
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Investor Interest Series 1997-2                            500,000,000.00
    Investor Interest Series 1998-1                            400,000,000.00
    Investor Interest Series 1999-1                            400,000,000.00
    Seller Principal Receivables                               500,669,892.52

    Total Investor Percentage with respect to...
                           Finance Charges                        10.5513735%
                           Charged-Off Accounts                   10.5513735%
                           Principal Receivables                  13.2483613%

    Class A Percentage with respect to...
                           Finance Charges                         9.8889554%
                           Charged-Off Accounts                    9.8889554%
                           Principal Receivables                  12.5859433%

    Class B Percentage with respect to...
                           Finance Charges                         0.6624181%
                           Charged-Off Accounts                    0.6624181%
                           Principal Receivables                   0.6624181%

    Seller Percentage with respect to ...
                           Finance Charges                        16.5826391%
                           Charged-Off Accounts                   16.5826391%
                           Principal Receivables                  13.8856513%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 4,709,432.24


    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,572,419.64
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                542,857.14
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              1,694,556.94
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                   899,598.52

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   289,175.66

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                  99,135.42
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 33,333.33
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                104,051.74
     Unpaid Class B Investor Default Amound                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    52,655.17

    Class B Required Amount                                              0.00

    Total Excess Spread                                            952,253.69


    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining unpaid Class A
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Principal Collections used to satisfy remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Class B Reallocated Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Class B Reallocated Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Monthly Cap Interest                               0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Monthly Servicing Fee                              0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid Class A Investor Default Amount                            0.00
      Class B Reallocated Investor Interest used to satisfy remaining
       unpaid unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Monthly Cap Interest                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Monthly Servicing Fee                                             0.00
      Shared Finance Charges used to satisfy remaining unpaid Class B
       Investor Default Amount                                           0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy unpaid unreimbursed
       Class B Investor Charge-offs                                      0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B Investor
     Interest                                                            0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement      952,253.69

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                         940,643.90
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       3.27%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             51,504,663.52

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                 27,142,857.14

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 26,160,415.06

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                      2,442,857.15

    Class B Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Required Shared Finance Charge Collections for other Series          0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                     28,715,276.78
    Total Distribution to Class A Investors per $1,000 Invested         75.57

    Total Distribution to Class B Investors                         99,135.42
    Total Distribution to Class B Investors per $1,000 Invested          4.96

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.60625%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,572,419.64

    Expected Class A Principal                                 325,714,285.72
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,572,419.64
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.14

    Class B Certificate Rate                                         5.75625%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                         99,135.42

    Expected Class B Principal                                  20,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                             99,135.42
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.96

    Total Certificate Interest Distributable to
     Certificateholders                                          1,671,555.06
    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.18

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                345,714,285.72

    Beginning Class A Interest                                 325,714,285.72

    Class A Available Principal Collections                     48,929,430.34

    Class A Monthly unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             50,623,987.28

    Class A Monthly Principal Reinvested in Receivables         23,481,130.14

    Class A Controlled Amortization Amount                      27,142,857.14

    Maximum Monthly Principal to Class A Certificateholders     27,142,857.14

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders     27,142,857.14
    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                         71.43

    Beginning Class B Interest                                  20,000,000.00

    Class B Available Principal Collections                      2,575,233.18
    Class B Monthly unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,679,284.92

    Class B Reallocated Principal                                        0.00
    Prior Month's Cumulative Class B Reallocated Principal Collections   0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          2,679,284.92

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                          0.00

    Ending Investor Interest                                   318,571,428.58
    Ending Class A Interest                                    298,571,428.58
    Ending Class B Interest                                     20,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   0.7964286

6. Calculation of Monthly Servicing Fee

   Series Servicing Fee Percentage                                      2.00%

   Beginning Class A Investor Interest                         325,714,285.72
   Beginning Class B Investor Interest                          20,000,000.00
   Beginning Investor Interest                                 345,714,285.72

   Class A Monthly Servicing Fee                                   542,857.14
   Class B Monthly Servicing Fee                                    33,333.33
   Total Monthly Servicing  Fee                                    576,190.48

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  33,557,142.86

    Required Cash Collateral Account Amount                     31,114,285.71

    Excess Spread used to satisfy payments per Loan Agreement      952,253.69

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         67,022.22

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              31,114,285.71
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                             128,438,970.61
                           Percent Dollars                              4.25%
                           Number of Accts                             37,055
                           Percent Number of Accts                      1.69%

    31-60 days past due    Dollars                              35,964,942.11
                           Percent Dollars                              1.19%
                           Number of Accts                              8,572
                           Percent Number of Accts                      0.39%

    61-90 days past due    Dollars                              23,099,446.94
                           Percent Dollars                              0.77%
                           Number of Accts                              5,013
                           Percent Number of Accts                      0.23%

    91-120 days past due   Dollars                              20,125,847.51
                           Percent Dollars                              0.67%
                           Number of Accts                              4,100
                           Percent Number of Accts                      0.19%

    121-150 days past due  Dollars                              15,640,039.42
                           Percent Dollars                              0.52%
                           Number of Accts                              3,077
                           Percent Number of Accts                      0.14%

    151-180 days past due  Dollars                              12,215,059.85
                           Percent Dollars                              0.40%
                           Number of Accts                              2,400
                           Percent Number of Accts                      0.11%

9. Base Rate Calculation

   Gross Yield                                                 17.35% (1)

   Percentage on Default Accounts                               6.24% (1)(2)

   Portfolio Yield   (net of losses)                           11.11% (1)(2)

   Base Rate                                                    7.61%

   Excess of Portfolio Yield over Base Rate                     3.49% (1)(2)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Expired Removed Accounts                                47,946
    Number of Removed Accounts                                             0
    Number of Automatic Additonal Accounts                            83,258
    Ending Number of Accounts                                      2,194,916

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on October 11, 1999. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the October's Servicer Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 11th automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                            15.90%
Receivables in Defaulted Accounts:       5.70%
Portfolio Yield (net of losses):        10.20%

Excess of Portfolio Yield over Base Rate:
Series 1995-1:                           2.58%
Series 1996-1:                           2.63%
Series 1997-1:                           2.77%
Series 1997-2:                           2.74%
Series 1998-1:                           2.76%
Series 1999-1:                           2.63%

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased-in over the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the October 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $240,000.00 and 0.10%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1996-1
                            MONTHLY SERVICER'S REPORT

Number of Months Series in Existence                                      40
Monthly Period Ended                                        October 31, 1999
Distribution Date                                          November 15, 1999
Determination Date                                         November 10, 1999
Number of Days in Period                                                  31

1.  Trust Activity Series 1996-1

    Beginning of Month - Aggregate Principal Receivables   2,821,967,867.65(1)


    Principal Collections on the Receivables                   363,361,264.55

    Finance Charge Collections on the Receivables               40,802,221.59

    Receivables in Defaulted Accounts                           14,681,533.59

    End of Month - Aggregate Principal Receivables           3,019,241,321.10

    Investor Interest Series 1995-1                            318,571,428.58
    Investor Interest Series 1996-1                            400,000,000.00
    Investor Interest Series 1997-1                            500,000,000.00
    Investor Interest Series 1997-2                            500,000,000.00
    Investor Interest Series 1998-1                            400,000,000.00
    Investor Interest Series 1999-1                            400,000,000.00
    Seller Principal Receivables                               500,669,892.52

    Total Investor Percentage with respect to...
                           Finance Charges                        13.2483613%
                           Charged-Off Accounts                   13.2483613%
                           Principal Receivables                  13.2483613%

    Class A Percentage with respect to...
                           Finance Charges                        12.5528224%
                           Charged-Off Accounts                   12.5528224%
                           Principal Receivables                  12.5528224%

    Class B Percentage with respect to...
                           Finance Charges                         0.6955390%
                           Charged-Off Accounts                    0.6955390%
                           Principal Receivables                   0.6955390%

    Seller Percentage with respect to ...
                           Finance Charges                        16.5826391%
                           Charged-Off Accounts                   16.5826391%
                           Principal Receivables                  13.8856513%

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                 5,479,878.83

    Class A Monthly Cap Interest Payable to Class A Certificateholders
    (See "Calculation of Certificate Interest" #3)               1,813,343.92
     Unpaid Class A Monthly Cap Interest                                 0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                631,666.67
     Unpaid Class A Monthly Servicing Fee                                0.00

    Class A Investor Default Amount                              1,971,780.51
     Unpaid Class A Investor Default Amount                              0.00

    Unreimbursed Class A Investor Charge-offs                            0.00
     Unpaid unreimbursed Class A Investor Charge-offs                    0.00

    Excess Spread from Class A Available Finance Charge
     Collections                                                 1,063,087.73

    Class A Required Amount                                              0.00

    Class B Available Finance Charge Collections                   303,634.45

    Class B Monthly Cap Interest Payable to Class B Certificateholders
    (See "Calculation of Certificate Interest" #3)                 103,188.02
     Unpaid Class B Monthly Cap Interest                                 0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #6)                 35,000.00
     Unpaid Class B Monthly Servicing Fee                                0.00

    Class B Investor Default Amount                                109,254.33
     Unpaid Class B Investor Default Amount                              0.00

    Unreimbursed Class B Investor Charge-offs                            0.00
     Unpaid unreimbursed Class B Investor Charge-offs                    0.00

    Excess Spread from Class B Available Finance Charge
     Collections                                                    56,192.10

    Class B Required Amount                                              0.00

    Total Excess Spread                                          1,119,279.83

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Monthly Servicing Fee                                              0.00
     Excess Spread used to satisfy remaining unpaid Class B
      Investor Default Amount                                            0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class A
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class A Investor Default Amount                                   0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class A Investor Charge-offs                         0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Principal Collections used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Principal Collections used to satisfy
       unpaid unreimbursed Class A Investor Charge-offs                  0.00
      Remaining Class A Required Amount                                  0.00

    Reallocated Class B Investor Interest used to satisfy remaining
     Class A Required Amount                                             0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                     0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                    0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs        0.00
      Remaining Class A Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class B Required
     Amount                                                              0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                   0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Cash Collateral Withdrawal used to satisfy remaining Class B
     Required Amount                                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                      0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                     0.00
      Cash Collateral Withdrawal used to satisfy remaining Class B
       unpaid Investor Default Amount                                    0.00
      Cash Collateral Withdrawal used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                         0.00
      Remaining Class B Required Amount                                  0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #3)                       0.00

    Excess Spread used to satisfy reimbursements of Class B
     Investor Interest                                                   0.00

    Excess Spread used to satisfy deposits into Required Cash
     Collateral Account                                                  0.00

    Excess Spread used to satisfy shortfalls of the Class A Interest
     Payments                                                            0.00

    Excess Spread used to satisfy shortfalls of the Class B Interest
     Payments                                                            0.00

    Excess Spread used to satisfy payments per Loan Agreement    1,119,279.83

    Excess Spread used to satisfy Class A Excess Interest                0.00

    Excess Spread used to satisfy Class B Excess Interest                0.00

    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (dollars)                                       1,101,009.83
    Remaining Excess Spread after Funding Spread Account
     (Shortfall) (percentage of Investor Interest)                       3.30%

    Class A Investor Certificate Interest Shortfall (Deficiency Amounts) 0.00

    Class A Charge-offs                                                  0.00
    Unreimbursed Class A Charge Offs                                     0.00
    Unreimbursed Class A Charge Offs per $1,000 Original Investment      0.00

    Class A Monthly Servicing Fee Shortfall                              0.00

    Class B Investor Certificate Interest Shortfall                      0.00

    Class B Charge-offs                                                  0.00
    Unreimbursed Class B Charge Offs                                     0.00
    Unreimbursed Class B Charge Offs per $1,000 Original Investment      0.00

    Class B Monthly Servicing Fee Shortfall                              0.00

    Available Principal Collections                             51,504,663.64

    Monthly Principal Payable To Class A Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Payable To Class B Certificateholders
    (See "Calculation of Monthly Principal" #4)                          0.00

    Monthly Principal Reinvested In Receivables
    (See "Calculation of Monthly Principal" #4)                 53,585,698.48

    (Net Deposit)/Draws on Shared Principal Collections                  0.00

    Required Shared Finance Charge Collections from other Series         0.00
    Draw on Shared Finance Charge Collections from other Series          0.00

    Withdrawal from Cash Collateral Account                              0.00

    Class B Investor Certificate Interest Shortfall
     (Deficiency Amounts)                                                0.00

    Required Shared Finance Charge Collections for other Series          0.00
    Deposit of Shared Finance Charge Collections for other Series        0.00

    Total Distribution to Class A Investors                      1,813,343.92
    Total Distribution to Class A Investors per $1,000 Invested          4.78

    Total Distribution to Class B Investors                        103,188.02
    Total Distribution to Class B Investors per $1,000 Invested          4.91

3.  Calculation of Certificate Interest

    Class A Certificate Rate                                         5.55625%
    Class A Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class A Deficiency Amount                           0.00

    Class A Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class A Certificate Interest                      1,813,343.92

    Expected Class A Principal                                 379,000,000.00
    This Month Class A Cap Shortfall                                     0.00
    Class A Excess Interest                                              0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                          1,813,343.92
    Total Class A Interest Distributable per $1,000 of Class A
     Original Investment                                                 4.78

    Class B Certificate Rate                                         5.70625%
    Class B Interest Rate Cap Provider Deposit                           0.00

    Previous Month's Class B Deficiency Amount                           0.00

    Class B Interest at the Certificate Rate + 0.5% on Deficiency
     Amount                                                              0.00

    This Month Class B Certificate Interest                        103,188.02

    Expected Class B Principal                                  21,000,000.00
    This Month Class B Cap Shortfall                                     0.00
    Class B Excess Interest                                              0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                            103,188.02
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                                 4.91

    Total Certificate Interest Distributable to
     Certificateholders                                          1,916,531.94

    Total Certificate Interest Distributable per $1,000 of
     Original Investment                                                 4.79

4.  Calculation of Monthly Principal

    Beginning Investor Interest                                400,000,000.00

    Beginning Class A Interest                                 379,000,000.00

    Class A Available Principal Collections                     48,800,668.80
    Class A Monthly Unreimbursed Charge-Offs                             0.00
    Total Class A Monthly Principal                             50,772,449.31

    Class A Monthly Principal Reinvested in Receivables         50,772,449.31

    Class A Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class A Certificateholders              0.00

    Class A Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class A Certificateholders              0.00
    Class A Monthly Principal Payable per $1,000 of Original Investment  0.00

    Beginning Class B Interest                                  21,000,000.00

    Class B Available Principal Collections                      2,703,994.84
    Class B Monthly Unreimbursed Charge-Offs                             0.00
    Total Class B Monthly Principal                              2,813,249.17

    Class B Reallocated Principal Collections                            0.00
    Prior Month's Cumulative Class B Reallocated Principal Collections   0.00
    Class B Reallocated Investor Interest                                0.00
    Prior Month's Cumulative Class B Reallocated Investor Interest       0.00

    Class B Monthly Principal Reinvested in Receivables          2,813,249.17

    Class B Controlled Amortization Amount                               0.00

    Maximum Monthly Principal to Class B Certificateholders              0.00

    Required Shared Principal Collections for other Series               0.00
    Deposit of Shared Principal Collections for other Series             0.00
    Required Shared Principal Collections from other Series              0.00
    Draw on Shared Principal Collections from other Series               0.00

    Class B Deficit Controlled Amortization Amount                       0.00

    Monthly Principal Payable to Class B Certificateholders              0.00
    Class B Monthly Principal Payable per $1,000 of Original Investment  0.00

    Ending Investor Interest                                   400,000,000.00
    Ending Class A Interest                                    379,000,000.00
    Ending Class B Interest                                     21,000,000.00

5.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
      Amount to 7 decimal places)                                   1.0000000

6.  Calculation of Monthly Servicing Fee

    Series Servicing Fee Percentage                                     2.00%

    Beginning Class A Investor Interest                        379,000,000.00
    Beginning Class B Investor Interest                         21,000,000.00
    Beginning Investor Interest                                400,000,000.00

    Class A Monthly Servicing Fee                                  631,666.67
    Class B Monthly Servicing Fee                                   35,000.00
    Total Monthly Servicing  Fee                                   666,666.67

7.  Cash Collateral Account Activity

    Beginning of Month Balance                                  36,000,000.00

    Required Cash Collateral Account Amount                     36,000,000.00

    Excess Spread used to satisfy payments per Loan Agreement    1,119,279.83

    Cash Collateral Account Deposits                                     0.00

    Reinvestment Income Received on Cash Collateral Account         76,125.00

    Aggregate Cash Collateral Account Draws                              0.00

    Available Cash Collateral Amount     (Dollars)              36,000,000.00
    Available Cash Collateral Amount     (Percentage)                   9.00%

8.  Past Due Statistics
    (past due on a contractual basis)
    1-30 days past due     Dollars                             128,438,970.61
                           Percent Dollars                              4.25%
                           Number of Accts                             37,055
                           Percent Number of Accts                      1.69%

    31-60 days past due    Dollars                              35,964,942.11
                           Percent Dollars                              1.19%
                           Number of Accts                              8,572
                           Percent Number of Accts                      0.39%

    61-90 days past due    Dollars                              23,099,446.94
                           Percent Dollars                              0.77%
                           Number of Accts                              5,013
                           Percent Number of Accts                      0.23%

    91-120 days past due   Dollars                              20,125,847.51
                           Percent Dollars                              0.67%
                           Number of Accts                              4,100
                           Percent Number of Accts                      0.19%

    121-150 days past due  Dollars                              15,640,039.42
                           Percent Dollars                              0.52%
                           Number of Accts                              3,077
                           Percent Number of Accts                      0.14%

    151-180 days past due  Dollars                              12,215,059.85
                           Percent Dollars                              0.40%
                           Number of Accts                              2,400
                           Percent Number of Accts                      0.11%

9. Base Rate Calculation

   Gross Yield                                                 17.35% (1)

   Percentage on Defaulted Accounts                             6.24% (1)(2)

   Portfolio Yield   (net of losses)                           11.11% (1)(2)

   Base Rate                                                    7.56%

   Excess of Portfolio Yield over Base Rate                     3.54% (1)(2)

10. Number of Accounts in the Trust

    Number of Additional Accounts                                          0
    Number of Expired Removed Accounts                                47,946
    Number of Removed Accounts                                             0
    Number of Automatic Additonal Accounts                            83,258
    Ending Number of Accounts                                      2,194,916

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on October 11, 1999. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the October's Servicer Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 11th automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                            15.90%
Receivables in Defaulted Accounts:       5.70%
Portfolio Yield (net of losses):        10.20%

Excess of Portfolio Yield over Base Rate:
Series 1995-1:                           2.58%
Series 1996-1:                           2.63%
Series 1997-1:                           2.77%
Series 1997-2:                           2.74%
Series 1998-1:                           2.76%
Series 1999-1:                           2.63%

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased-in over the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the October 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $240,000.00 and 0.10%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      32
Monthly Period Ended                                        October 31, 1999
Distribution Date                                          November 15, 1999
Determination Date                                         November 10, 1999
Number of Days in Period                                                  31

1.  Trust Activity Series 1997-1

    Beginning of Month - Aggregate Principal Receivables   2,821,967,867.65(1)

    Principal Collections on the Receivables                  363,361,264.55

    Finance Charge Collections on the Receivables              40,802,221.59

    Receivables in Defaulted Accounts                          14,681,533.59

    End of Month - Aggregate Principal Receivables          3,019,241,321.10

    Investor Interest Series 1995-1                           318,571,428.58
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           400,000,000.00
    Seller Principal Receivables                              500,669,892.52

    Adjusted Investor Interest Series 1997-1                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       16.5604517%
                           Charged-Off Accounts                  16.5604517%
                           Principal Receivables                 16.5604517%


    Class A Percentage with respect to...
                           Finance Charges                       14.0763839%
                           Charged-Off Accounts                  14.0763839%
                           Principal Receivables                 14.0763839%

    Class B Percentage with respect to...
                           Finance Charges                        1.1178305%
                           Charged-Off Accounts                   1.1178305%
                           Principal Receivables                  1.1178305%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.3662373%
                           Charged-Off Accounts                   1.3662373%
                           Principal Receivables                  1.3662373%

    Seller Percentage with respect to...
                           Finance Charges                       16.5826391%
                           Charged-Off Accounts                  16.5826391%
                           Principal Receivables                 13.8856513%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,144,982.84

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              2,022,453.99
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,211,099.51
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,203,096.01

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  487,983.95

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                166,419.14
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)"               56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               175,587.31
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     89,727.50

    Class B Required Amount                                              0.00

    Collateral Available Finance Charge Collections                596,424.79

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   527,674.79

    Total Excess Spread                                          1,820,498.30

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         147,216.36
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       214,606.72
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,458,675.22
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.50%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   66,982,123.09
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              66,982,123.09

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                66,982,123.09

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     2,022,453.99
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.76

    Total Distribution to Class B Investors                       166,419.14
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.93

    Total Distribution to Collateral Interest Holders             147,216.36
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.57

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.52625%
    Class A Cap Rate                                               10.12000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          2,022,453.99
    Class A Monthly Interest                                   2,022,453.99

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        2,022,453.99
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.76

    Class B Certificate Rate                                        5.72625%
    Class B Cap Rate                                               10.32000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            166,419.14
    Class B Monthly Interest                                     166,419.14

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          166,419.14
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.93

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                2,188,873.13

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B Certificateholders     4.77

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               66,982,123.09
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning Class B Investor Interest                        33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 147,216.36
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge Collections 0.00 Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.57
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        214,606.72
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                            128,438,970.61
                           Percent Dollars                             4.25%
                           Number of Accts                           37,055
                           Percent Number of Accts                     1.69%

    31-60 days past due    Dollars                            35,964,942.11
                           Percent Dollars                             1.19%
                           Number of Accts                            8,572
                           Percent Number of Accts                     0.39%

    61-90 days past due    Dollars                            23,099,446.94
                           Percent Dollars                             0.77%
                           Number of Accts                            5,013
                           Percent Number of Accts                     0.23%

    91-120 days past due   Dollars                            20,125,847.51
                           Percent Dollars                             0.67%
                           Number of Accts                            4,100
                           Percent Number of Accts                     0.19%

    121-150 days past due  Dollars                            15,640,039.42
                           Percent Dollars                             0.52%
                           Number of Accts                            3,077
                           Percent Number of Accts                     0.14%

    151-180 days past due  Dollars                            12,215,059.85
                           Percent Dollars                             0.40%
                           Number of Accts                            2,400
                           Percent Number of Accts                     0.11%

10. Base Rate Calculation

    Gross Yield                                              17.35% (1)

    Percentage on Defaulted Accounts                          6.24% (1)(2)

    Portfolio Yield   (net of losses)                        11.11% (1)(2)

    Base Rate                                                 7.43%

    Excess of Portfolio Yield over Base Rate                  3.68% (1)(2)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               47,946
    Number of Removed Accounts                                            0
    Number of Automatic Additonal Accounts                           83,258
    Ending Number of Accounts                                     2,194,916

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on October 11, 1999. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the October's Servicer Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 11th automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                            15.90%
Receivables in Defaulted Accounts:       5.70%
Portfolio Yield (net of losses):        10.20%

Excess of Portfolio Yield over Base Rate:
Series 1995-1:                           2.58%
Series 1996-1:                           2.63%
Series 1997-1:                           2.77%
Series 1997-2:                           2.74%
Series 1998-1:                           2.76%
Series 1999-1:                           2.63%

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased-in over the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the October 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $240,000.00 and 0.10%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1997-2
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      26
Monthly Period Ended                                        October 31, 1999
Distribution Date                                          November 15, 1999
Determination Date                                         November 10, 1999
Number of Days in Period                                                  31

1.  Trust Activity Series 1997-2

    Beginning of Month - Aggregate Principal Receivables   2,821,967,867.65(1)

    Principal Collections on the Receivables                  363,361,264.55

    Finance Charge Collections                                 40,802,221.59

    Receivables in Defaulted Accounts                          14,681,533.59

    End of Month - Aggregate Principal Receivables          3,019,241,321.10

    Investor Interest Series 1995-1                           318,571,428.58
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           400,000,000.00
    Seller Principal Receivables                              500,669,892.52

    Adjusted Investor Interest Series 1997-2                  500,000,000.00
     Class A Adjusted Investor Interest                       425,000,000.00
     Class B Investor Interest                                 33,750,000.00
     Collateral Interest                                       41,250,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       16.5604517%
                           Charged-Off Accounts                  16.5604517%
                           Principal Receivables                 16.5604517%


    Class A Percentage with respect to...
                           Finance Charges                       14.0763839%
                           Charged-Off Accounts                  14.0763839%
                           Principal Receivables                 14.0763839%

    Class B Percentage with respect to...
                           Finance Charges                        1.1178305%
                           Charged-Off Accounts                   1.1178305%
                           Principal Receivables                  1.1178305%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.3662373%
                           Charged-Off Accounts                   1.3662373%
                           Principal Receivables                  1.3662373%

    Seller Percentage with respect to...
                           Finance Charges                       16.5826391%
                           Charged-Off Accounts                  16.5826391%
                           Principal Receivables                 13.8856513%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                6,144,982.84

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              2,026,113.72
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               708,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             2,211,099.51
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                  1,199,436.28

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  487,983.95

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                166,709.77
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                56,250.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               175,587.31
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     89,436.87

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections                596,424.79

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                 68,750.00
     Unpaid Collateral Interest Monthly Servicing Fee                    0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                   527,674.79

    Total Excess Spread                                          1,816,547.94

    Excess Spread used to satisfy Class A Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                               0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                             0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                       0.00
     Remaining Class A Required Amount                                   0.00

    Excess Spread used to satisfy Class B Required Amount                0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                       0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                     0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                       0.00
     Remaining Class B Required Amount                                   0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         158,666.45
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       214,606.72
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,443,274.77
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.46%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   66,982,123.09
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              66,982,123.09

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                66,982,123.09

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     2,026,113.72
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.77

    Total Distribution to Class B Investors                       166,709.77
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.94

    Total Distribution to Collateral Interest Holders             158,666.45
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.85

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.53625%
    Class A Cap Rate                                               10.13000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          2,026,113.72
    Class A Monthly Interest                                   2,026,113.72

    Expected Class A Principal                               425,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        2,026,113.72
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.77

    Class B Certificate Rate                                        5.73625%
    Class B Cap Rate                                               10.33000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            166,709.77
    Class B Monthly Interest                                     166,709.77

    Expected Class B Principal                                33,750,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          166,709.77
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.94

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                2,192,823.49

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.78

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              500,000,000.00

    Beginning Class A Investor Interest                      425,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         425,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       33,750,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          33,750,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               66,982,123.09
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 500,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      425,000,000.00
   Beginning  Class B Investor Interest                       33,750,000.00
   Beginning Collateral Investor Interest                     41,250,000.00

   Class A Monthly Servicing Fee                                 708,333.33
   Class B Monthly Servicing Fee                                  56,250.00
   Collateral Interest Monthly Servicing Fee                      68,750.00

   Total Monthly Servicing  Fee                                  833,333.33

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             41,250,000.00

    Required Collateral Interest Amount                       41,250,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 158,666.45
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.85
    Ending Collateral Interest                                41,250,000.00

    Collateral Default Amount this period                        214,606.72
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           41,250,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           128,438,970.61
                           Percent Dollars                             4.25%
                           Number of Accts                           37,055
                           Percent Number of Accts                     1.69%

    31-60 days past due    Dollars                            35,964,942.11
                           Percent Dollars                             1.19%
                           Number of Accts                            8,572
                           Percent Number of Accts                     0.39%

    61-90 days past due    Dollars                            23,099,446.94
                           Percent Dollars                             0.77%
                           Number of Accts                            5,013
                           Percent Number of Accts                     0.23%

    91-120 days past due   Dollars                            20,125,847.51
                           Percent Dollars                             0.67%
                           Number of Accts                            4,100
                           Percent Number of Accts                     0.19%

    121-150 days past due  Dollars                            15,640,039.42
                           Percent Dollars                             0.52%
                           Number of Accts                            3,077
                           Percent Number of Accts                     0.14%

    151-180 days past due  Dollars                            12,215,059.85
                           Percent Dollars                             0.40%
                           Number of Accts                            2,400
                           Percent Number of Accts                     0.11%

10. Base Rate Calculation

    Gross Yield                                            17.35% (1)

    Percentage on Defaulted Accounts                        6.24% (1)(2)

    Portfolio Yield (net of losses)                        11.11% (1)(2)

    Base Rate                                               7.46%

    Excess of Portfolio over Base Rate                      3.65% (1)(2)


11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               47,946
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          83,258
    Ending Number of Accounts                                     2,194,916

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on October 11, 1999. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the October's Servicer Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 11th automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                            15.90%
Receivables in Defaulted Accounts:       5.70%
Portfolio Yield (net of losses):        10.20%

Excess of Portfolio Yield over Base Rate:
Series 1995-1:                           2.58%
Series 1996-1:                           2.63%
Series 1997-1:                           2.77%
Series 1997-2:                           2.74%
Series 1998-1:                           2.76%
Series 1999-1:                           2.63%


(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased-in over the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the October 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $240,000.00 and 0.10%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1998-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                      19
Monthly Period Ended                                        October 31, 1999
Distribution Date                                          November 15, 1999
Determination Date                                         November 10, 1999
Number of Days in Period                                                  31

1.  Trust Activity Series 1998-1

    Beginning of Month - Aggregate Principal Receivables   2,821,967,867.65(1)

    Principal Collections on the Receivables                  363,361,264.55

    Finance Charge Collections                                 40,802,221.59

    Receivables in Defaulted Accounts                          14,681,533.59

    End of Month - Aggregate Principal Receivables          3,019,241,321.10

    Investor Interest Series 1995-1                           318,571,428.58
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           400,000,000.00
    Seller Principal Receivables                              500,669,892.52

    Adjusted Investor Interest Series 1998-1                  400,000,000.00
     Class A Adjusted Investor Interest                       343,000,000.00
     Class B Investor Interest                                 27,000,000.00
     Collateral Interest                                       30,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       13.2483613%
                           Charged-Off Accounts                  13.2483613%
                           Principal Receivables                 13.2483613%


    Class A Percentage with respect to...
                           Finance Charges                       11.3604699%
                           Charged-Off Accounts                  11.3604699%
                           Principal Receivables                 11.3604699%

    Class B Percentage with respect to...
                           Finance Charges                        0.8942644%
                           Charged-Off Accounts                   0.8942644%
                           Principal Receivables                  0.8942644%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        0.9936271%
                           Charged-Off Accounts                   0.9936271%
                           Principal Receivables                  0.9936271%

    Seller Percentage with respect to...
                           Finance Charges                       16.5826391%
                           Charged-Off Accounts                  16.5826391%
                           Principal Receivables                 13.8856513%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                4,959,362.62

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,638,146.56
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               571,666.67
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,784,487.37
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    965,062.02

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  390,387.13

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                133,600.31
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                45,000.00
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               140,469.85
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     71,316.97

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               433,763.49

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                50,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  383,763.49

    Total Excess Spread                                         1,420,142.48

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
      Unpaid unreimbursed reductions to Class B Investor Interest
       from prior periods                                               0.00

    Excess Spread used to pay Collateral Monthly Interest         101,718.75
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       156,077.61
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,162,346.12
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.49%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap (other than Class A Excess Interest)                         0.00
      Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00

    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   53,585,698.47
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              53,585,698.47

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                53,585,698.47

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,638,146.56
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.78

    Total Distribution to Class B Investors                       133,600.31
    Total Distribution to Class B Investors per $1,000
     Invested                                                           4.95

    Total Distribution to Collateral Interest Holders             101,718.75
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.39

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.54625%
    Class A Cap Rate                                                9.14000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,638,146.56
    Class A Monthly Interest                                   1,638,146.56

    Expected Class A Principal                               343,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,638,146.56
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.78

    Class B Certificate Rate                                        5.74625%
    Class B Cap Rate                                                9.34000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            133,600.31
    Class B Monthly Interest                                     133,600.31

    Expected Class B Principal                                27,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          133,600.31
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               4.95

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,771,746.87

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.79

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              400,000,000.00

    Beginning Class A Investor Interest                      343,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         343,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       27,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          27,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               53,585,698.47
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      343,000,000.00
   Beginning  Class B Investor Interest                       27,000,000.00
   Beginning Collateral Investor Interest                     30,000,000.00

   Class A Monthly Servicing Fee                                 571,666.67
   Class B Monthly Servicing Fee                                  45,000.00
   Collateral Interest Monthly Servicing Fee                      50,000.00

   Total Monthly Servicing  Fee                                  666,666.67

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             30,000,000.00

    Required Collateral Interest Amount                       30,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 101,718.75
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.39
    Ending Collateral Interest                                30,000,000.00

    Collateral Default Amount this period                        156,077.61
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           30,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  7.50%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           128,438,970.61
                           Percent Dollars                             4.25%
                           Number of Accts                           37,055
                           Percent Number of Accts                     1.69%

    31-60 days past due    Dollars                            35,964,942.11
                           Percent Dollars                             1.19%
                           Number of Accts                            8,572
                           Percent Number of Accts                     0.39%

    61-90 days past due    Dollars                            23,099,446.94
                           Percent Dollars                             0.77%
                           Number of Accts                            5,013
                           Percent Number of Accts                     0.23%

    91-120 days past due   Dollars                            20,125,847.51
                           Percent Dollars                             0.67%
                           Number of Accts                            4,100
                           Percent Number of Accts                     0.19%

    121-150 days past due  Dollars                            15,640,039.42
                           Percent Dollars                             0.52%
                           Number of Accts                            3,077
                           Percent Number of Accts                     0.14%

    151-180 days past due  Dollars                            12,215,059.85
                           Percent Dollars                             0.40%
                           Number of Accts                            2,400
                           Percent Number of Accts                     0.11%

10. Base Rate Calculation

    Gross Yield                                              17.35% (1)

    Percentage on Defaulted Accounts                          6.24% (1)(2)

    Portfolio Yield (net of losses)                          11.11% (1)(2)

    Base Rate                                                 7.44%

    Excess of Portfolio over Base Rate                        3.67% (1)(2)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               47,946
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          83,258
    Ending Number of Accounts                                     2,194,916

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on October 11, 1999. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the October's Servicer Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 11th automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                            15.90%
Receivables in Defaulted Accounts:       5.70%
Portfolio Yield (net of losses):        10.20%

Excess of Portfolio Yield over Base Rate:
Series 1995-1:                           2.58%
Series 1996-1:                           2.63%
Series 1997-1:                           2.77%
Series 1997-2:                           2.74%
Series 1998-1:                           2.76%
Series 1999-1:                           2.63%

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased-in over the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the October 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $240,000.00 and 0.10%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust.


              PEOPLE'S BANK CREDIT CARD MASTER TRUST SERIES 1999-1
                            MONTHLY SERVICER'S REPORT


Number of Months Series in Existence                                       2
Monthly Period Ended                                        October 31, 1999
Distribution Date                                          November 15, 1999
Determination Date                                         November 10, 1999
Number of Days in Period                                                  31

1.  Trust Activity Series 1999-1

    Beginning of Month - Aggregate Principal Receivables   2,821,967,867.65(1)

    Principal Collections on the Receivables                  363,361,264.55

    Finance Charge Collections                                 40,802,221.59

    Receivables in Defaulted Accounts                          14,681,533.59

    End of Month - Aggregate Principal Receivables          3,019,241,321.10

    Investor Interest Series 1995-1                           318,571,428.58
    Investor Interest Series 1996-1                           400,000,000.00
    Investor Interest Series 1997-1                           500,000,000.00
    Investor Interest Series 1997-2                           500,000,000.00
    Investor Interest Series 1998-1                           400,000,000.00
    Investor Interest Series 1999-1                           400,000,000.00
    Seller Principal Receivables                              500,669,892.52

    Adjusted Investor Interest Series 1999-1                  400,000,000.00
     Class A Adjusted Investor Interest                       338,000,000.00
     Class B Investor Interest                                 29,000,000.00
     Collateral Interest                                       33,000,000.00

    Total Investor Percentage with respect to...
                           Finance Charges                       13.2483613%
                           Charged-Off Accounts                  13.2483613%
                           Principal Receivables                 13.2483613%


    Class A Percentage with respect to...
                           Finance Charges                       11.1948653%
                           Charged-Off Accounts                  11.1948653%
                           Principal Receivables                 11.1948653%

    Class B Percentage with respect to...
                           Finance Charges                        0.9605062%
                           Charged-Off Accounts                   0.9605062%
                           Principal Receivables                  0.9605062%

    Collateral Interest Percentage with respect to...
                           Finance Charges                        1.0929898%
                           Charged-Off Accounts                   1.0929898%
                           Principal Receivables                  1.0929898%

    Seller Percentage with respect to...
                           Finance Charges                       16.5826391%
                           Charged-Off Accounts                  16.5826391%
                           Principal Receivables                 13.8856513%

    Discount Option Exercised                                            N/A

2.  Allocation of Funds in Collection Account

    Class A Available Finance Charge Collections                4,887,068.72

    Class A Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)              1,657,925.21
     Unpaid Class A Monthly Cap Rate Interest                           0.00

    Class A Covered Amount
    (See "Calculation of Certificate Interest" #4)                      0.00
     Unpaid Class A Covered Amount                                      0.00

    Class A Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)               563,333.33
     Unpaid Class A Monthly Servicing Fee                               0.00

    Class A Investor Default Amount                             1,758,474.44
     Unpaid Class A Investor Default Amount                             0.00

    Unreimbursed Class A Investor Charge-offs                           0.00
     Unpaid unreimbursed Class A Investor Charge-offs                   0.00

    Excess Spread from Class A Available Funds                    907,335.74

    Class A Required Amount                                             0.00

    Class B Available Finance Charge Collections                  419,304.71

    Class B Monthly Cap Rate Interest
    (See "Calculation of Certificate Interest" #4)                149,489.97
     Unpaid Class B Monthly Cap Interest                                0.00

    Class B Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                48,333.33
     Unpaid Class B Monthly Servicing Fee                               0.00

    Class B Investor Default Amount                               150,875.03
     Unpaid Class B Investor Default Amount                             0.00

    Unreimbursed Class B Investor Charge-offs                           0.00
     Unpaid unreimbursed Class B Investor Charge-offs                   0.00

    Excess Spread from Class B Available Funds                     70,606.38

    Class B Required Amount                                             0.00

    Collateral Available Finance Charge Collections               477,139.85

    Collateral Interest Monthly Servicing Fee
    (See "Calculation of Monthly Servicing Fee" #7)                55,000.00
     Unpaid Collateral Interest Monthly Servicing Fee                   0.00

    Excess Spread from Collateral Available Finance Charge
     Collections                                                  422,139.85

    Total Excess Spread                                         1,400,081.97

    Excess Spread used to satisfy Class A Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Excess Spread used to satisfy remaining unpaid Class A Covered
      Amount                                                            0.00
     Excess Spread used to satisfy remaining unpaid Class A Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class A Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class A Investor Charge-offs                                      0.00
     Remaining Class A Required Amount                                  0.00

    Excess Spread used to satisfy Class B Required Amount               0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Cap Interest                                                      0.00
     Excess Spread used to satisfy remaining unpaid Class B Monthly
      Servicing Fee                                                     0.00
     Excess Spread used to satisfy remaining unpaid Class B Investor
      Default Amount                                                    0.00
     Excess Spread used to satisfy remaining unpaid unreimbursed
      Class B Investor Charge-offs                                      0.00
     Remaining Class B Required Amount                                  0.00

    Shared Finance Charges used to satisfy remaining Class A Required
     Amount                                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Cap Interest                                              0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Covered Amount                                                    0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Monthly Servicing Fee                                             0.00
     Shared Finance Charges used to satisfy remaining unpaid Class A
      Investor Default Amount                                           0.00
     Shared Finance Charges used to satisfy remaining unpaid
      unreimbursed Class A Investor Charge-offs                         0.00
     Remaining Class A Required Amount                                  0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
        remaining unpaid Class A Covered Amount                         0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Principal Collections used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Principal Collections used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed  Class A Investor Charge-offs      0.00
      Remaining Class A Required Amount                                 0.00

    Reallocated Class B Investor Interest used to satisfy
     remaining Class A Required Amount                                  0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Cap Interest                    0.00
      Reallocated Class B  Investor Interest used to satisfy
       remaining unpaid Class A Covered Amount                          0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Monthly Servicing Fee                   0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid Class A Investor Default Amount                 0.00
      Reallocated Class B Investor Interest used to satisfy
       remaining unpaid unreimbursed Class A Investor Charge-offs       0.00
      Remaining Class A Required Amount                                 0.00

    Shared Finance Charges used to satisfy remaining Class B
     Required Amount                                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Cap Interest                                     0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Monthly Servicing Fee                                    0.00
      Shared Finance Charges used to satisfy remaining unpaid
       Class B Investor Default Amount                                  0.00
      Shared Finance Charges used to satisfy remaining unpaid
       unreimbursed Class B Investor Charge-offs                        0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Principal Collections used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Principal Collections used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Reallocated Collateral Investor Interest used to satisfy
     remaining Class B Required Amount                                  0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Cap Interest                    0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Monthly Servicing Fee                   0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid Class B Investor Default Amount                 0.00
      Reallocated Collateral Investor Interest used to satisfy
       remaining unpaid unreimbursed Class B Investor Charge-offs       0.00
      Remaining Class B Required Amount                                 0.00

    Excess Spread used to satisfy interest on overdue Class A
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class A                       0.00

    Excess Spread used to satisfy interest on overdue Class B
    (See "Calculation of Certificate Interest" #4)                      0.00
     Remaining unpaid interest on overdue Class B                       0.00
    Excess Spread used to satisfy unreimbursed reductions to Class B
     Investor Interest from prior periods                               0.00
       Unpaid unreimbursed reductions to Class B Investor Interest
        from prior periods                                              0.00

    Excess Spread used to pay Collateral Monthly Interest         112,170.06
     Remaining unpaid Collateral Monthly Interest                       0.00

    Excess Spread used to satisfy excess of Class A Monthly
     Interest over Class A Monthly Cap Rate (other than Class A
     Excess Interest)                                                   0.00
    Remaining excess of Class A Monthly Interest over Class A
     Monthly Cap Rate (other than Class A Excess Interest)              0.00

    Excess Spread used to satisfy excess of Class B Monthly Interest over Class B Monthly Cap Rate (other than Class B Excess Interest) 0.00 Remaining excess of Class B Monthly Interest over Class B Monthly
     Cap Rate (other than Class B Excess Interest)                      0.00

    Excess Spread used to satisfy Collateral Default Amount       171,685.37
     Remaining Collateral Default Amount                                0.00

    Excess Spread used to satisfy unreimbursed reductions to
     Collateral Investor Interest from prior periods                    0.00
      Remaining unreimbursed reductions to Collateral Investor
       Interest from prior periods                                      0.00

    Excess Spread used to fund Reserve Account up to Required
     Reserve Account Amount                                             0.00
      Remaining amount to fund Reserve Account up to Required
       Reserve Account Amount                                           0.00

    Excess Spread used to satisfy amounts per Loan Agreement            0.00

    Remaining unfunded amount to pay amounts per Loan
     Agreement                                                          0.00
    Excess Spread used to satisfy Class A Excess Interest               0.00
    Excess Spread used to satisfy Class B Excess Interest               0.00
    Excess Spread used for Shared Finance Charge Collections
     for Other Series                                                   0.00
    Excess Spread used to pay other accrued and unpaid expenses
     of the Trust                                                       0.00
    Excess Spread paid to Holder of Exchangeable Seller
     Certificate (dollars)                                      1,116,226.54
    Excess Spread paid to Holder of Exchangeable Seller Certificate
     (percentage of Investor Interest)                                  3.35%

    Shared Finance Charge Collections used to pay any remaining
     Collateral Interest Monthly Servicing Fee                          0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Class B Investor Interest                                       0.00
    Shared Finance Charge Collections used to pay any unpaid
     Collateral Monthly Interest                                        0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class A Monthly Interest over Class A Monthly
       Cap Rate (other than Class A Excess Interest)                    0.00
    Shared Finance Charge Collections used to satisfy remaining excess of Class B Monthly Interest over Class B Monthly
       Cap Rate (other than Class B Excess Interest)                    0.00
    Shared Finance Charge Collections used to pay remaining
     Collateral Interest Defaults                                       0.00
    Shared Finance Charge Collections used to reimburse reductions
     to Collateral Investor Interest                                    0.00
    Shared Finance Charge Collections used to pay any remaining
     amount to fund up Reserve Account                                  0.00
    Shared Finance Charge Collections used to satisfy amounts
     per Loan Agreement                                                 0.00
    Shared Finance Charge Collections paid to Holder of
     Exchangeable Seller Certificate                                    0.00

    Unpaid unreimbursed Class A Charge Offs                             0.00
    Unpaid unreimbursed Class A Charge Offs per $1,000 Original
     Investment                                                         0.00

    Unpaid unreimbursed Class B Charge Offs                             0.00
    Unpaid unreimbursed Class B Charge Offs per $1,000 Original
     Investment                                                         0.00

    Available Investor Principal Collections                   53,585,698.48
    Available Investor Principal Collections plus Draws from
     Shared Principal Collections                              53,585,698.48

    Class A Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Class B Monthly Principal
    (See "Calculation of Monthly Principal" #5)                         0.00

    Collateral Monthly Principal
    (See "Collateral Interest Amount Activity" #8)                      0.00

    Monthly Principal Reinvested In Receivables (includes
     Investor Default amounts)
    (See "Calculation of Monthly Principal" #5)                53,585,698.48

    (Net Deposit)/Draws on Shared Principal Collections                 0.00

    Required Shared Finance Charge Collections from other
     Series                                                             0.00
    Draw on Shared Finance Charge Collections from other
     Series                                                             0.00

    Required Shared Finance Charge Collections for other
     Series                                                             0.00
    Deposit of Shared Finance Charge Collections for other
     Series                                                             0.00

    Total Distribution to Class A Investors                     1,657,925.21
    Total Distribution to Class A Investors per $1,000
     Invested                                                           4.91

    Total Distribution to Class B Investors                       149,489.97
    Total Distribution to Class B Investors per $1,000
     Invested                                                           5.15

    Total Distribution to Collateral Interest Holders             112,170.06
    Total Distribution to Collateral Interest Holders per
     $1,000 Invested                                                    3.40

3. Principal Funding Account and Reserve Account

   Beginning Balance of Principal Funding Account                       0.00
   Deposits into Principal Funding Account                              0.00
   Withdrawals from Principal Funding Account                           0.00
   Ending Balance of Principal Funding Account                          0.00

   Accumulation Shortfall                                               0.00

   Principal Funding Investment Proceeds                                0.00
   Principal Funding Investment Shortfall                               0.00

   Beginning Balance of Reserve Account                                 0.00
   Available Reserve Account Amount                                     0.00
   Reserve Account Funding Date                                          N/A
   Starting Month to Fund Reserve Account                                N/A
   Required Reserve Account Amount                                      0.00
   Reserve Account Investment Proceeds                                  0.00
   Deposit from Excess Spread into Reserve Account                      0.00
   Reserve Account Draws                                                0.00
   Ending Balance of Reserve Account                                    0.00
   Percent Reserve Account to Total Initial Class A Interest            0.00%
   Percent Required Reserve Account to Total Initial Class A Interest   0.00%

4.  Calculation of Certificate Interest

    Class A Certificate Rate                                        5.69625%
    Class A Cap Rate                                               10.29000%

    Previous Month's Class A Deficiency Amount                         0.00

    Class A Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class A Covered Amount                                             0.00
    Overdue Class A Covered Amount                                     0.00
    Principal Funding Investment Proceeds                              0.00
    Principal Funding Investment Shortfall                             0.00
    Reserve Account Draws                                              0.00

    Class A Investor Certificate Interest Shortfall                    0.00

    Class A Monthly Cap Rate Interest                          1,657,925.21
    Class A Monthly Interest                                   1,657,925.21

    Expected Class A Principal                               338,000,000.00
    Class A Excess Principal                                           0.00
    Class A Excess Interest                                            0.00

    Total Class A Interest Distributable to Class A
     Certificateholders                                        1,657,925.21
    Total Class A Interest Distributable per $1,000 of
     Class A Original Investment                                       4.91

    Class B Certificate Rate                                        5.98625%
    Class B Cap Rate                                               10.58000%

    Previous Month's Class B Deficiency Amount                         0.00

    Class B Interest at the Certificate Rate + 0.5% on
     Deficiency Amount                                                 0.00

    Class B Investor Certificate Interest Shortfall                    0.00

    Class B Monthly Cap Rate Interest                            149,489.97
    Class B Monthly Interest                                     149,489.97

    Expected Class B Principal                                29,000,000.00
    Class B Excess Principal                                           0.00
    Class B Excess Interest                                            0.00

    Total Class B Interest Distributable to Class B
     Certificateholders                                          149,489.97
    Total Class B Interest Distributable per $1,000 of Class B
     Original Investment                                               5.15

    Total Certificate Interest Distributable to Class A and
     Class B Certificateholders                                1,807,415.18

    Total Certificate Interest Distributable per $1,000 of
     Original Investment to Class A and Class B
     Certificateholders                                                4.92

5.  Calculation of Monthly Principal

    Beginning Investor Interest                              400,000,000.00

    Beginning Class A Investor Interest                      338,000,000.00
    Class A Monthly Principal                                          0.00
    Controlled Deposit Amount                                          0.00
    Controlled Accumulation Amount                                     0.00
    Total Class A Monthly Principal Payable to Class A
     Certificates                                                      0.00
    Ending Class A Investor Interest                         338,000,000.00

    Class A Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Beginning Class B Investor Interest                       29,000,000.00
    Class B Monthly Principal                                          0.00
    Reallocated Class B Investor Interest this period                  0.00
    Cumulative Reallocated Class B Investor Interest                   0.00
    Previously Reallocated Class B Investor Interest reimbursed this period by Excess Spread and Shared Finance Charge
     Collections                                                       0.00
    Total Class B Monthly Principal Payable to Class B Certificates    0.00

    Ending Class B Investor Interest                          29,000,000.00

    Class B Monthly Principal Payable per $1,000 of Original
     Investment                                                        0.00

    Monthly Principal Reinvested in Receivables               53,585,698.48
    Required Shared Principal Collections for other Series             0.00
    Deposit of Shared Principal Collections for other Series           0.00
    Required Shared Principal Collections from other Series            0.00
    Draw on Shared Principal Collections from other Series             0.00

    Ending Investor Interest                                 400,000,000.00

6.  Calculation of Pool Factor

    Pool Factor
    (Ending Certificate Balance divided by Initial Principal
     Amount to 7 decimal places)                                  1.0000000

7. Calculation of Monthly Servicing Fee

   Servicing Fee Percentage                                            2.00%

   Beginning Balance Class A Adjusted Investor Interest      338,000,000.00
   Beginning  Class B Investor Interest                       29,000,000.00
   Beginning Collateral Investor Interest                     33,000,000.00

   Class A Monthly Servicing Fee                                 563,333.33
   Class B Monthly Servicing Fee                                  48,333.33
   Collateral Interest Monthly Servicing Fee                      55,000.00

   Total Monthly Servicing  Fee                                  666,666.67

8.  Collateral Interest Amount Activity

    Beginning Collateral Interest                             33,000,000.00

    Required Collateral Interest Amount                       33,000,000.00
    Collateral Interest Surplus                                        0.00
    Collateral  Monthly Interest                                 112,170.06
    Collateral Monthly Principal                                       0.00
    Reallocated Collateral Interest this period                        0.00
    Cumulative Reallocated Collateral Interest                         0.00
    Previously Reallocated Collateral Interest reimbursed this period by Excess Spread and Shared Finance Charge
      Collections                                                      0.00
    Collateral Monthly Principal Payable per $1,000 of
     Original Investment                                               0.00
    Collateral Interest Monthly Interest Payable per $1,000 of
     Original Investment                                               3.40
    Ending Collateral Interest                                33,000,000.00

    Collateral Default Amount this period                        171,685.37
    Aggregate uncovered Collateral Default Amount                      0.00

    Available Collateral Interest Amount  (Dollars)           33,000,000.00
    Available Collateral Interest Amount  (Percentage)               100.00%
    Ratio of Collateral Interest to Investor Interest                  8.25%

9.  Past Due Statistics
    (past due on a contractual basis)

    1-30 days past due     Dollars                           128,438,970.61
                           Percent Dollars                             4.25%
                           Number of Accts                           37,055
                           Percent Number of Accts                     1.69%

    31-60 days past due    Dollars                            35,964,942.11
                           Percent Dollars                             1.19%
                           Number of Accts                            8,572
                           Percent Number of Accts                     0.39%

    61-90 days past due    Dollars                            23,099,446.94
                           Percent Dollars                             0.77%
                           Number of Accts                            5,013
                           Percent Number of Accts                     0.23%

    91-120 days past due   Dollars                            20,125,847.51
                           Percent Dollars                             0.67%
                           Number of Accts                            4,100
                           Percent Number of Accts                     0.19%

    121-150 days past due  Dollars                            15,640,039.42
                           Percent Dollars                             0.52%
                           Number of Accts                            3,077
                           Percent Number of Accts                     0.14%

    151-180 days past due  Dollars                            12,215,059.85
                           Percent Dollars                             0.40%
                           Number of Accts                            2,400
                           Percent Number of Accts                     0.11%

10. Base Rate Calculation

    Gross Yield                                              17.35% (1)

    Percentage on Defaulted Accounts                          6.24% (1)(2)

    Portfolio Yield (net of losses)                          11.11% (1)(2)

    Base Rate                                                 7.57%

    Excess of Portfolio over Base Rate                        3.53% (1)(2)

11. Number of Accounts in the Trust

    Number of Additional Accounts                                         0
    Number of Expired Removed Accounts                               47,946
    Number of Removed Accounts                                            0
    Number of Automatic Additional Accounts                          83,258
    Ending Number of Accounts                                     2,194,916

(1) Consistent with the Servicer's standard methodology, the Aggregate Principal Receivables reported in the October Servicer's Report does not include the receivables arising under the automatic addition of accounts to the Trust on October 11, 1999. However, Principal Collections on the Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts arising under such Automatic Additional Accounts to the Trust were included in the October's Servicer Report, in accordance with the standard methodology. Were the Principal Receivables arising under the October 11th automatic addition included in the Aggregate Principal Receivables, the percentages would be calculated as set forth below:

Gross Yield:                            15.90%
Receivables in Defaulted Accounts:       5.70%
Portfolio Yield (net of losses):        10.20%

Excess of Portfolio Yield over Base Rate:
Series 1995-1:                           2.58%
Series 1996-1:                           2.63%
Series 1997-1:                           2.77%
Series 1997-2:                           2.74%
Series 1998-1:                           2.76%
Series 1999-1:                           2.63%

(2) As a result of recent changes in regulatory guidelines, the Bank has adopted a new methodology for charging off bankruptcies. The new policy is being phased-in over the balance of the calendar year and during that period will generally have the effect of lowering the reported Default Amount and Default Percentage, compared to the method previously used. For the October 1999 Monthly Period, the reductions in the Default Amount and Default Percentage due to the change in policy are approximately $240,000.00 and 0.10%, respectively, based on a pro-rata allocation of charge-offs to Receivables in the People's Bank Credit Card Master Trust.